LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
12.  LONG-TERM DEBT

2012 Credit Facility:

On October 26, 2012, the Company entered into a $430 million revolving credit facility with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the "2012 Credit Facility"). Amounts borrowed under the 2012 Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts. The 2012 Credit Facility matures in late October 2017.

Borrowings under the 2012 Credit Facility are secured by first priority mortgages over the Company's vessels and assignments of earnings and insurance. Under the 2012 Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum amount of equity; (ii) a minimum equity ratio; (iii) a minimum level of liquidity; and (iv) positive working capital.  The 2012 Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the 2012 Credit Facility. The finance costs of $6.1 million incurred in connection with the refinancing of the 2012 Credit Facility has been deferred and amortized over the term of the 2012 Credit Facility on a straight-line basis.

2005 Credit Facility:

The Company entered into a $300 million revolving credit facility in September 2005, which is referred to as the 2005 Credit Facility. During 2006, the Company increased the 2005 Credit Facility from $300 million to $500 million, and in March 2008 the term was extended from September 2010 to September 2012. All other terms remained unchanged. The 2005 Credit Facility provided funding for future vessel acquisitions and general corporate purposes. The 2005 Credit Facility was not subject to reduction by the lenders and there was no repayment obligation of the principal during the five year term. Amounts borrowed under the 2005 Credit Facility bore interest at an annual rate equal to LIBOR plus a margin, and the Company paid a commitment fee, calculated as a percentage of the applicable margin, on any undrawn amounts. The 2005 Credit Facility was repaid to the lenders on November 14, 2012.

Total commitment fees and interest paid, for the 2012 Credit Facility and for the 2005 Credit Facility, for the year ended December 31, 2012 and December 31, 2011 were $2.9 million and $1.9 million, respectively. The undrawn amount of 2012 Credit Facility as of December 31, 2012 and the undrawn amount of 2005 Credit Facility as of December 31, 2011 were $180.0 million and $270.0 million, respectively. The Company was in compliance with its loan covenants for the year ended December 31, 2012.